Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended March 31, 2005

(NYSE: NFP)

Investor Relations Contact:

Elizabeth A. Werner

(212) 301-4084

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for gross margin and gross margin as a percentage of revenue, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenue to gross margin as a percentage of revenue, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter ended March 31, 2005, both of which are available at www.nfp.com.

The QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (3) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including elimination or modification of the federal estate tax, (4) changes in premiums and commission rates, (5) adverse results or other consequences from litigation, arbitration or regulatory investigations, including those related to compensation agreements with insurance companies, (6) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal investigations of business practices, (7) changes in interest rates or general economic conditions, and (8) other factors described in NFP’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP.
CORPORATE OVERVIEW
(Unaudited - in thousands, except per share data and number of NFP owned firms)

	At or for the Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
GAAP net income	$5,829	$11,984	$11,139	$10,158	$6,861
Amortization of intangibles	5,398	5,071	5,067	4,785	4,626
Depreciation	1,666	1,954	1,383	1,342	1,980
Impairment of goodwill and intangible assets	1,540	1,621	1,461	1,709	—

Cash earnings	$14,433	$20,630	$19,050	$17,994	$13,467

GAAP net income per share - diluted	$0.16	$0.32	$0.30	$0.28	$0.19
Amortization of intangibles	0.14	0.14	0.14	0.13	0.13
Depreciation	0.04	0.05	0.04	0.04	0.05
Impairment of goodwill and intangible assets	0.04	0.04	0.04	0.05	—

Cash earnings per share - diluted (1)	$0.39	$0.56	$0.52	$0.49	$0.37

Shares outstanding, beginning of period	34,206	34,010	33,590	33,341	32,122
Common shares issued for acquisitions during period	390	66	154	140	819
Common shares issued for contingent consideration during period	148	37	149	—	124
Common shares issued for stock options exercised during period	189	99	79	3	306
Common shares repurchased during period	(116)	(6)	—	(30)	(31)
Other	—	—	38	136	1

Shares outstanding, end of period	34,817	34,206	34,010	33,590	33,341

Weighted average common shares outstanding	34,504	34,133	33,872	33,544	33,132
Dilutive effect of contingent consideration	47	208	37	186	83
Dilutive effect of escrow and stock subscriptions	6	6	6	66	202
Dilutive effect of stock options	2,729	2,695	2,753	2,758	2,834

Weighted average common shares outstanding - diluted	37,286	37,042	36,668	36,554	36,251

Total NFP owned firms at period end	152	145	142	138	135
Internal “same store” revenue growth for quarterly period	7.2%	21.0%	15.3%	9.4%	18.3%
Internal “same store” revenue growth for year-to-date period	7.2%	16.2%	14.0%	13.3%	18.3%

Debt to total capitalization	11.6%	0.0%	0.0%	0.0%	2.5%

(1)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP.
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)
(Unaudited - in thousands)

	At
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$107,638	$83,103	$63,553	$55,060	$48,126
Securities purchased under resale agreements in premium trust accounts	50,490	53,692	54,412	55,558	52,927
Current receivables	44,208	69,721	45,945	47,526	48,374
Other current assets	15,414	23,175	12,391	13,523	13,785

Total current assets	217,750	229,691	176,301	171,667	163,212
Intangibles, net	294,334	273,207	274,206	266,761	264,676
Goodwill, net	306,614	281,212	262,650	253,929	243,112
Deferred tax assets	19,631	17,937	22,021	21,633	20,969
Other non-current assets	30,336	24,413	22,506	21,765	23,453

Total assets	$868,665	$826,460	$757,684	$735,755	$715,422

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$46,933	$51,043	$52,434	$52,746	$51,590
Bank loan	75,000	—	—	—	13,000
Other current liabilities	74,997	134,193	77,919	73,417	53,146

Total current liabilities	196,930	185,236	130,353	126,163	117,736
Deferred tax liabilities	91,031	86,623	87,421	90,178	90,185
Other non-current liabilities	11,896	8,329	8,502	8,084	8,600

Total liabilities	299,857	280,188	226,276	224,425	216,521

Redeemable common stock

STOCKHOLDERS’ EQUITY
Common stock at par value	3,603	3,530	3,510	3,468	3,439
Additional paid-in capital	559,038	533,825	526,632	514,343	507,788
Retained earnings	31,655	30,000	22,119	14,372	7,580
Treasury stock	(25,488)	(21,083)	(20,853)	(20,853)	(19,906)

Total stockholders’ equity	568,808	546,272	531,408	511,330	498,901

Total liabilities and stockholders’ equity	$868,665	$826,460	$757,684	$735,755	$715,422

NATIONAL FINANCIAL PARTNERS CORP.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS
(Unaudited - in thousands)

	For the Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Revenue:
Commissions and fees	$160,614	$203,549	$153,304	$151,687	$130,932

Cost of Services:
Commissions and fees	46,733	44,723	39,780	42,522	36,756
Operating expenses	55,479	55,740	46,847	43,407	44,198
Management fees	27,210	58,667	32,263	30,910	23,233

Total cost of services	129,422	159,130	118,890	116,839	104,187

Gross margin	31,192	44,419	34,414	34,848	26,745

Corporate and other expenses:
General and administrative	10,677	11,928	7,864	8,227	7,390
Stock-based compensation	934	654	203	393	190
Amortization of intangibles	5,398	5,071	5,067	4,785	4,626
Impairment of goodwill and intangible assets	1,540	1,621	1,461	1,709	—
Depreciation	1,666	1,954	1,383	1,342	1,980
(Gain) loss on sale of subsidiaries	—	—	—	(145)	—

Total corporate and other expenses	20,215	21,228	15,978	16,311	14,186

Income from operations	10,977	23,191	18,436	18,537	12,559

Net interest and other	(692)	(615)	(201)	285	(85)

Income before income taxes	10,285	22,576	18,235	18,822	12,474

Income tax expense	4,456	10,592	7,096	8,664	5,613

Net income	$5,829	$11,984	$11,139	$10,158	$6,861

Cash Earnings Reconciliation
Net income	$5,829	$11,984	$11,139	$10,158	$6,861
Amortization of intangibles	5,398	5,071	5,067	4,785	4,626
Impairment of goodwill and intangible assets	1,540	1,621	1,461	1,709	—
Depreciation	1,666	1,954	1,383	1,342	1,980

Cash earnings	$14,433	$20,630	$19,050	$17,994	$13,467

Calculation of Gross Margin
Total revenue	$160,614	$203,549	$153,304	$151,687	$130,932
Cost of services (excludes management fees):
Commissions and fees	46,733	44,723	39,780	42,522	36,756
Operating expenses	55,479	55,740	46,847	43,407	44,198

Gross margin before management fees	58,402	103,086	66,677	65,758	49,978
Management fees	27,210	58,667	32,263	30,910	23,233

Gross margin	$31,192	$44,419	$34,414	$34,848	$26,745

Gross margin as a percentage of total revenue	19.4%	21.8%	22.4%	23.0%	20.4%
Gross margin before management fees as a percentage of total revenue	36.4%	50.6%	43.5%	43.4%	38.2%

Management fee percentage	46.6%	56.9%	48.4%	47.0%	46.5%

NATIONAL FINANCIAL PARTNERS CORP.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS
(Unaudited - in thousands)

	For the Year-to-Date Period Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Revenue:
Commissions and fees	$160,614	$639,472	$435,923	$282,619	$130,932

Cost of Services:
Commissions and fees	46,733	163,781	119,058	79,278	36,756
Operating expenses	55,479	190,192	134,452	87,605	44,198
Management fees	27,210	145,073	86,406	54,143	23,233

Total cost of services	129,422	499,046	339,916	221,026	104,187

Gross margin	31,192	140,426	96,007	61,593	26,745

Corporate and other expenses:
General and administrative	10,677	35,409	23,481	15,617	7,390
Stock-based compensation	934	1,440	786	583	190
Amortization of intangibles	5,398	19,550	14,478	9,411	4,626
Impairment of goodwill and intangible assets	1,540	4,791	3,170	1,709	—
Depreciation	1,666	6,658	4,705	3,322	1,980
(Gain) loss on sale of subsidiaries	—	(145)	(145)	(145)	—

Total corporate and other expenses	20,215	67,703	46,475	30,497	14,186

Income from operations	10,977	72,723	49,532	31,096	12,559

Net interest and other	(692)	(616)	(1)	200	(85)

Income before income taxes	10,285	72,107	49,531	31,296	12,474

Income tax expense	4,456	31,965	21,373	14,277	5,613

Net income	$5,829	$40,142	$28,158	$17,019	$6,861

Cash Earnings Reconciliation
Net income	$5,829	$40,142	$28,158	$17,019	$6,861
Amortization of intangibles	5,398	19,550	14,478	9,411	4,626
Impairment of goodwill and intangible assets	1,540	4,791	3,170	1,709	—
Depreciation	1,666	6,658	4,705	3,322	1,980

Cash earnings	$14,433	$71,141	$50,511	$31,461	$13,467

Calculation of Gross Margin
Total revenue	$160,614	$639,472	$435,923	$282,619	$130,932
Cost of services (excludes management fees):
Commissions and fees	46,733	163,781	119,058	79,278	36,756
Operating expenses	55,479	190,192	134,452	87,605	44,198

Gross margin before management fees	58,402	285,499	182,413	115,736	49,978
Management fees	27,210	145,073	86,406	54,143	23,233

Gross margin	$31,192	$140,426	$96,007	$61,593	$26,745

Gross margin as a percentage of total revenue	19.4%	22.0%	22.0%	21.8%	20.4%
Gross margin before management fees as a percentage of total revenue	36.4%	44.6%	41.8%	41.0%	38.2%

Management fee percentage	46.6%	50.8%	47.4%	46.8%	46.5%

NATIONAL FINANCIAL PARTNERS CORP.
ACQUISITION STATISTICS - QUARTERLY & YEAR-TO-DATE PERIODS
(Unaudited - in thousands, except number of acquisitions closed)

	For the Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Number of acquisitions closed	10	3	4	5	7
Consideration:
Cash	$31,583	$5,643	$15,390	$7,916	$34,078
Common stock	14,501	2,337	5,330	4,435	23,493
Other	92	22	207	97	92

Total consideration paid (1)	$46,176	$8,002	$20,927	$12,448	$57,663

Target earnings of acquired firms	$15,390	$3,000	$6,760	$4,850	$22,085
Base earnings of acquired firms	$7,695	$1,500	$3,780	$2,425	$10,243

Revenue from new acquisitions	$13,245	$30,925	$19,839	$19,949	$17,236
Revenue from existing firms	147,369	172,624	133,465	131,738	113,696

Total revenue	$160,614	$203,549	$153,304	$151,687	$130,932

	For the Year-to-Date Period Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Number of acquisitions closed	10	19	16	12	7
Consideration:
Cash	$31,583	$63,027	$57,384	$41,994	$34,078
Common stock	14,501	35,595	33,258	27,928	23,493
Other	92	558	396	189	92

Total consideration paid (1)	$46,176	$99,180	$91,038	$70,111	$57,663

Target earnings of acquired firms	$15,390	$36,695	$33,695	$26,935	$22,085
Base earnings of acquired firms	$7,695	$17,948	$16,448	$12,668	$10,243

Revenue from new acquisitions	$13,245	$87,949	$57,024	$37,185	$17,236
Revenue from existing firms	147,369	551,523	378,899	245,434	113,696

Total revenue	$160,614	$639,472	$435,923	$282,619	$130,932

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP.
INTANGIBLES AND GOODWILL DATA
(Unaudited - in thousands)

	At or for the Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004
Intangible Assets:
Book of business	$81,132	$80,117	$81,340	$76,444	$75,754
Management contracts	209,300	189,452	189,263	186,865	185,519
Trade name	3,902	3,638	3,603	3,452	3,403
Goodwill	306,614	281,212	262,650	253,929	243,112

Total intangible assets and goodwill	$600,948	$554,419	$536,856	$520,690	$507,788

Amortization Expense & Impairment Loss:
Book of business	$3,322	$2,907	$3,100	$2,653	$2,582
Management contracts	2,602	3,333	2,996	2,277	2,044
Trade name	40	25	—	38	—
Goodwill	974	427	432	1,526	—

Total amortization	$6,938	$6,692	$6,528	$6,494	$4,626

NATIONAL FINANCIAL PARTNERS CORP.
DEFINED TERMS

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 47% of target earnings for all firms owned by NFP at March 31, 2005.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Intangible Assets - Book of Business:	A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:	The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:	A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Internal “Same Store” Revenue Growth:	NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation described above is not adjusted for intercompany transactions that result in the same item of revenue being recorded by two firms.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Sub-Acquisitions:	A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Revenue from New Acquisitions and Revenue from Existing Firms:	NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

Target Earnings of Acquired Firms:	Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.